U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 26, 2007



                           ECOLOCLEAN INDUSTRIES, INC.
             (Exact Name of registrant as specified in its Charter)




         Nevada                         0-33481                   65-1060612
------------------------         -------------------          ------------------
(State of Incorporation)         Commission File No.          Fed. Taxpayer I.D.


2242 South Highway 83, Crystal City, TX                              78839
----------------------------------------                      ------------------
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, (   830   )       374       -     9100
                               -----------  -------------     ----------



                     (Registrant's former name and address)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 3.02      Unregistered Sales of Equity Securities

On February 26, 2007, the board of directors authorized the issuance of capital stock to discharge outstanding corporate debt as follows:

Common Stock:
-------------

     1. Issue Michael Ward 6,157,302 shares discharging $307,865.09 debt, plus accrued interest at the date of issue, approximately valued at $0.05 Cents per share;

     2. Issue Sam Simon 2,435,883 shares discharging $121,794.16 debt, plus accrued interest at the date of issue, approximately valued at $0.05 Cents per share;

     3. Issue Stanley Merdinger 3,000,000 shares discharging $150,000 debt, approximately valued at $0.05 Cents per share.

     The closing price of the Company's common stock on February 26, 2007 was $0.045 Cents per share.

Preferred Stock:
----------------

Issue Royis Ward One Million (1,000,000) 2007 Series "A" Preferred shares in consideration of discharging the corporate debt obligation owed to Mr. Ward in the approximate amount of $1,420,963.64 Dollars, or approximately valued at $0.047 Cents per share, including accrued interest through the date of issuance. The issuance of the Preferred Shares will occur after the Company files a Certificate of Designation with the Secretary of State, State of Nevada.

All the capital stock will be issued under the transaction exemption afforded by
Section 4(2) of the Securities Act of 1933, (the "Act"), as amended and will be deemed restricted securities which may not be publicly resold without registration under the Act, or exempt from the registration provisions of the Act.

Item 5.01      Changes in Control of Registrant.

On February 26, 2007, the Board of Directors authorized the issuance of One Million (1,000,000) 2007 Series "A" Preferred Shares (the "Preferred Shares") to Royis Ward discharging a corporate debt. The Board of Directors authorized the designation of these Preferred Shares. The Preferred Shares have extraordinary voting rights. Each Preferred Share is entitled to One Hundred (100) votes at any meeting of the shareholders where votes are submitted. Each Preferred Share is convertible into Thirty (30) common shares at the election of the shareholder.

These Preferred shares, once issued, will give Mr. Ward voting control of the Company. Mr. Ward is the Company's President, Chief Executive and Financial Officer and sole member of the board of directors.

Table 1. Voting Control based on 58,780,085 shares as of February 25, 2007, plus the shares set forth below:

     (1)                 (2)                  (3)                  (4)
Title of Class     Name and Address     Number of Votes     Percent of Common
Common Stock

Preferred          Royis Ward (1)       100,000,000(2)            62.6%
Stock              2242 S. Hwy 83
                   Crystal City, TX

Common             Royis Ward(1)
Stock              2242 S. Hwy 83.        6,521,780(3)            4.1%
                   Crystal City, TX

Total                                   106,521,780               66.7%


Notes:

(1) Director and Officer of Ecoloclean Industries, Inc.
(2) This represents the 2007 Series "A" Preferred Shares which possess 100 votes per share at any meeting of the shareholders.
(3) This figure represents 5,521,780 common shares, 1,000,000 common shares underlying outstanding common stock options. It assumes the options are converted to common shares for table purposes.

(b)Security Ownership of Management. Based on 58,780,085 shares as of February 25, 2007.

Table 2.

     (1)                 (2)                  (3)                    (4)
Title of Class     Name and Address     Amount and Nature     Percent of Class
Common Stock


Common             Royis Ward(1)
Stock              2242 S. Hwy 83.      36,521,780(2)               40.7%
                   Crystal City, TX

Preferred          Royis Ward (1)        1,000,000(3)                100%
Stock              2242 S. Hwy 83
                   Crystal City, TX


Notes:

(1) Director and Officer of Ecoloclean Industries, Inc.
(2) This figure represents 5,521,780 common shares, 1,000,000 common shares underlying outstanding common stock options and the 30,000,000 common shares into which the 2007 Series "A" Preferred Shares are convertible. This figure assumes the options are exercised and the preferred shares converted to common stock for table purposes.
(3) Represents the 2007 Series "A" Preferred Shares.

Item 5.03      Amendments  to Articles  of  Incorporation  or Bylaws;  Change in
               Fiscal Year

On February 26, 2007, the board of directors authorized the company to designate a series of preferred shares. Presently, our articles of incorporation authorize the issuance of Ten Million (10,000,000) Preferred shares, par value $0.001 per share. No preferred shares have been designated or issued. The board of directors has authorized the designation of One Million (1,000,000) Preferred shares as 2007 Series "A" Convertible Preferred shares as follows:

"Each 2007 Series "A" Preferred Share will have One Hundred (100) votes per share at any meeting of the shareholders where votes are submitted and will be convertible into a total of common shares Thirty (30) shares of Common Stock for each (1) share of Preferred stock at the election of the holder. The common shares, into which the Series "A" Preferred shares are convertible, will not be subject to any future reduction in the number underlying common shares into which these preferred shares are convertible by virtue of any reverse stock splits or recapitalizations."

It should be noted that the Company does not have sufficient authorized common stock capital to satisfy the request to convert the 2007 Series "A" Preferred share to common stock. The Company anticipates a future amendment to its articles of incorporation increasing its authorized common stock capital from 100,000,000 common shares to a larger number.

The Company plans to file the Certificate of Designation as soon as practical.

Item 9.01      Financial Statements and Exhibits

(c)  Exhibits

 3   Form of Certificate of Designation


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ECOLOCLEAN INDUSTRIES, INC.

Dated: February 27, 2007

                                                      /s/ Royis Ward
                                                     ---------------------------
                                                     By: Royis Ward
                                                     Title: President